                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 8, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c). Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                 Item
-------             ----

99.1*    Press release of Toll Brothers, Inc. dated May 6, 2003.


Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On May 6, 2003, Toll Brothers, Inc. issued a press release containing preliminary information about its 2nd Quarter revenues and new contracts signed, and the value of its backlog as of April 30, 2003 which is included as 99.1 of this report.


* Filed electronically herewith.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOLL BROTHERS, INC.

Dated: May 8, 2003                                By: Joseph R. Sicree
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                                                  Joseph R. Sicree
                                                  Vice President, Chief
                                                  Accounting Officer